SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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THE COAST DISTRIBUTION SYSTEM, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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July 9, 2010

Dear Fellow Stockholder:

On behalf of the Board of Directors, I would like to extend a cordial invitation to you to attend the Annual Meeting of Stockholders of The Coast Distribution System, Inc. (the “Company”). The Meeting will be held on Tuesday, August 10, 2010, at 10:00 A.M., Pacific Time, at the Company’s executive offices at 350 Woodview Avenue, Morgan Hill, California 95037.

The attached Notice of Annual Meeting and Proxy Statement describe the matters to be voted on at the Annual Meeting. At the Meeting we also will be discussing the Company’s operations. Your participation in Company activities is important, and we hope you will attend.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to vote as soon as possible in order to assure that your vote will be counted. Beginning this year, you may vote by any of three methods:

1.	By telephone; or

2.	On the Internet; or

3.	By completing, signing and returning your proxy by mail in the enclosed postage prepaid envelope.

Voting by any of these methods will not prevent you from attending and voting your shares at the Annual Meeting, if you so choose.

Please review the instructions with respect to your voting options contained in the accompanying Proxy Statement and as described on the Proxy Card enclosed with the Notice of Annual Meeting and Proxy Statement.

Also, please let us know, if you plan to attend our Annual Meeting by indicating your plans when prompted to do so (if you are voting by telephone or over the Internet) or by marking the appropriate box on the enclosed Proxy Card if you will be voting by mail.

Thank you for your ongoing support. We look forward to seeing you at our Annual Meeting.

Whether or not you plan to attend the Annual Meeting, please be sure to vote by telephone, over the Internet or by completing, signing, dating and returning the enclosed proxy card in the accompanying postage-paid reply envelope, so that your shares may be voted in accordance with your wishes. Voting by one of these methods will not prevent you from voting in person if you choose to attend the Annual Meeting.

Sincerely,

Thomas R. McGuire

Chairman of the Board of Directors

THE COAST DISTRIBUTION SYSTEM, INC.

350 Woodview Avenue

Morgan Hill, California 95037

(408) 782-6686

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 10, 2010

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders of The Coast Distribution System, Inc., a Delaware corporation (the “Company”), will be held at the Company’s Executive Offices, 350 Woodview Avenue, Morgan Hill, California 95037, at 10:00 A.M. Pacific Time on Tuesday, August 10, 2010, for the following purposes, as more fully described in the accompanying Proxy Statement:

(1)	To elect Robert S. Throop and Leonard P. Danna as the Class I Directors of the Company for a term of three years;

(2)	To ratify the appointment of Burr Pilger Mayer Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on July 2, 2010 are entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

Pursuant to rules promulgated by the Securities and Exchange Commission (“SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card and a copy of our 2009 Annual Report to Stockholders, and by notifying you of the availability of those proxy materials on the Internet at http://investors.coastdistribution.com. In order to protect the privacy of our stockholders, that website does not have “cookies” or other tracking features that would make it possible to identify visitors to the website.

By Order of the Board of Directors

Sandra A. Knell

Executive Vice President and Secretary

July 9, 2010

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on Tuesday, August 10, 2010.

This Notice and the accompanying Proxy Statement, proxy card and our Annual Report to Stockholders are available online at http://investors.coastdistribution.com.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU SHOULD VOTE YOUR SHARES BY ONE OF THE METHODS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. By doing so, you will be assured that your vote will be counted and it will not prevent you from voting in person if you choose to attend the Annual Meeting.

THE COAST DISTRIBUTION SYSTEM, INC.

350 Woodview Avenue

Morgan Hill, California 95037

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be Held August 10, 2010

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of The Coast Distribution System, Inc., a Delaware corporation (“Coast” or the “Company”), for use at its 2010 Annual Meeting of Stockholders to be held at 10:00 A.M. Pacific Time on Tuesday, August 10, 2010, at the executive offices of the Company, 350 Woodview Avenue, Morgan Hill, California 95037. This Proxy Statement and the accompanying proxy card, together with the Company’s 2009 Annual Report to Stockholders, are first being mailed to stockholders on or about July 9, 2010.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO READ THIS PROXY STATEMENT AND PROVIDE US WITH YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY ONE OF THE METHODS DESCRIBED BELOW.

Some stockholders may have their shares registered in different names or hold shares in different capacities. For example, a stockholder may have some shares registered in his or her name, individually, and others in his or her capacity as a custodian for minor children or as a trustee of a trust. In that event, you will receive multiple copies of this Proxy Statement and multiple proxy cards. If you want all of your votes to be counted, please be sure to vote in each of those capacities by one of the methods described below in the subsection entitled “How Do I Vote?”.

Who May Vote?

If you were a stockholder of record of the Company at the close of business on July 2, 2010, you are entitled to vote at the 2010 Annual Meeting, in person or by voting your shares by proxy. On that day, a total of 4,651,831 shares of our common stock were outstanding and entitled to be voted at the Annual Meeting.

How Many Votes Do I Have?

You are entitled to cast one vote for each share of common stock that you owned of record on July 2, 2010 on all matters properly presented for a vote of the stockholders. However, our Certificate of Incorporation provides that, if any stockholder, who is entitled to vote and is in attendance at the Annual Meeting, announces, prior to the voting, an intention to cumulate votes in the election of directors, then all stockholders will be entitled to cumulate votes in that election. In an election held by cumulative voting, each stockholder is entitled to cast a number of votes equal to the number of directors to be elected (which, at this year’s Annual Meeting, will be two) multiplied by the number of shares of common stock held by the stockholder, and the stockholder may cast all of those votes for a single nominee or may divide those votes between any two of the nominees in such proportions as the stockholder chooses. However, in accordance with the applicable provisions of the Company’s Certificate of Incorporation, no stockholder may cumulate votes for the election of an individual as a director unless that individual’s name has been properly placed in nomination before the voting and any stockholder who is present in person at the Annual Meeting has given notice, at the Meeting and before the voting, of such stockholder’s intention to cumulate his or her votes.

Our Bylaws provide that any stockholder may nominate, at any annual meeting of stockholders, one or more candidates for election to the Board of Directors, provided that the stockholder has given the Company written notice (addressed to the Secretary of the Company at the Company’s principal offices) of the stockholder’s intention to do so by no later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders. Moreover, that notice must be accompanied by certain information regarding the nominating stockholder and that stockholder’s candidate or candidates for election to the Board, together with the written consent of each such candidate to be named as a nominee and, if nominated and elected, to serve as a director. Any stockholder nomination at any annual meeting that does not comply with these notice and information requirements will be ineffective and disregarded. For additional information regarding these requirements, see “CORPORATE GOVERNANCE—Nomination of Directors” below.

How Can I Vote My Shares?

If you were a stockholder of record on July 2, 2010, you may vote your shares by:

•	Telephone or the Internet, as described below and in accordance with the instructions set forth in the enclosed proxy card; or

•	Completing, dating and signing and then returning the enclosed proxy card in the postage prepaid envelop that accompanies this Proxy Statement; or

•	Attending and voting your shares in person at the Annual Meeting.

Voting by Telephone or the Internet.    Stockholders may vote by telephone by calling, toll-free, 1-800-652 VOTE (8683). Alternatively, stockholders may vote on the Internet by following the instructions provided at http://www.envisionreports.com/CRV. Telephone and Internet voting are available 24 hours a day, 7 days per week, until 1:00 A.M. Central Time on August 10, 2010. Our telephone and Internet voting procedures are designed to authenticate each stockholder by using an individual control number that is located on your proxy card. If you vote by telephone or on the Internet, you do not need to return your proxy card.

Voting by Mail.    As in past years, stockholder may vote by mail by completing, dating and signing and then returning the enclosed proxy card by mail in the postage prepaid return envelop that accompanies this Proxy Statement.

Voting In Person at the Annual Meeting.    In the alternative, you may attend the Annual Meeting and vote in person.

Even if you vote by telephone, on the Internet or by mail, you may later change your vote by taking, prior to the commencement of the Annual Meeting, one of the actions described in the subsection below entitled “How Can I Revoke My Proxy?” or by attending the Annual Meeting and voting in person.

However, if your shares are held in a brokerage or bank account or by a nominee holder, please read the information below under the subcaptions “Voting Shares Held by Brokers, Banks and Other Nominees” and “Required Vote” regarding how your shares may be voted.

Voting Shares Held by Brokers or by Banks or Other Nominee Holders

If you hold your shares of common stock in a brokerage, bank or nominee account, you are the “beneficial owner” of those shares, holding them in “street name” and the broker, bank or nominee is the “record owner” of and is entitled to vote your shares. As a result, in order for you to be able to have your shares voted in accordance with your wishes, you must give voting instructions to the broker, bank or other nominee holder of your shares. We ask brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of our common stock. Proxies that are returned to us by brokers, banks or other nominee holders on your behalf will count toward a quorum and will be voted in accordance with the voting instructions you have sent to your broker, bank or other nominee holder. In the alternative, if you are a beneficial owner of any shares and want to vote those shares yourself, then you must obtain a proxy authorizing you to do so from your broker, bank or other nominee holder. If you fail to provide voting instructions to, and you also fail to obtain a proxy from, your broker, bank or other nominee holder, your shares cannot be voted at the Annual Meeting.

How Will The Board Vote My Proxy?

If you grant us your proxy to vote your shares (whether by completing, signing and returning a proxy card to us by mail, or by means of telephone or Internet voting), and you do not revoke that proxy prior to the Annual Meeting, your shares will be voted as directed by you. If you do not provide any specific direction as to how your shares should be voted, your shares will be voted “FOR” the election of the Board’s nominees for Class I Directors, and “FOR” ratification of the appointment of Burr Pilger Mayer Inc. (“Burr Pilger”) as Coast’s independent registered public accountants for the fiscal year ending December 31, 2010.

If you have returned a proxy (whether by mail, the telephone or on the Internet) and any other matter is properly presented for a vote of the stockholders at the Annual Meeting, the shares represented by your proxy will be voted in accordance with the judgment of the holders of the proxy.

Vote Required

Quorum Requirement.    Our Bylaws require that a quorum—that is, the holders of a majority of all of the shares entitled to vote at the Annual Meeting—must be present, in person or by proxy, before any business may be transacted at the Meeting (other than adjourning the Meeting to a later date to allow time to obtain additional proxies to satisfy the quorum requirement).

Election of Directors (Proposal No. 1).    A plurality of the votes cast is required for the election of Directors. The two nominees for election as the Class I Directors who receive the highest number of votes cast in the election of directors will be elected and, as a result, any shares voted to “Withhold Authority” will not have any effect on the outcome of the election.

Ratification of Appointment of Independent Accountants (Proposal No. 2).    Ratification of the appointment of Burr Pilger as the Company’s independent registered public accountants requires the affirmative vote of the holders of a majority of the shares present, in person or by proxy, and voted on that proposal at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal. However, broker non-votes, if any, will be treated as if they were not eligible to be voted on the proposal and, therefore, will not be counted, except for quorum purposes.

How Can I Revoke My Proxy?

If you were a record owner of our common stock as of July 2, 2010 and have given us your proxy (whether by mail, by telephone or over the Internet), you may change your vote by taking any of the following actions:

•	Sending a written notice that you are revoking your proxy, addressed to the Secretary of the Company, at 350 Woodview Avenue, Morgan Hill, California 95037, and then voting again by one of the methods described immediately below. To be effective, the notice of revocation must be received by the Company before the Annual Meeting commences.

•

Giving us another proxy (by mail, by telephone or over the Internet) at a later date than your prior proxy. However, if you choose to send your later dated proxy to us by mail, to be effective, that later dated proxy must be received by the Company before the Annual Meeting commences and must be dated and signed by you. If you fail to date or fail to sign that later-dated proxy, it will not be treated as a revocation of an earlier dated proxy and your shares will be voted in accordance with your earlier voting instructions.

•	Attending the Annual Meeting and voting in person or by proxy in a manner that is different than the voting instructions contained in your earlier proxy.

However, if your shares are held by a broker or other nominee holder, you will need to contact your broker or the nominee holder if you wish to revoke the voting instructions that you previously gave to your broker or other nominee holder.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of July 2, 2010, information regarding the ownership of the Company’s outstanding shares of common stock by (i) each person known to management to own, beneficially or of record, more than five percent (5%) of the outstanding shares of our common stock, (ii) each director, including each of the nominees standing for election to the Board at the 2010 Annual Meeting, and each of the executive officers of the Company, and (iii) all of those directors, nominees and officers as a group. As of July 2, 2010, a total of 4,651,831 shares of our common stock were outstanding.

Name and Address of Beneficial Owners	Nature and Amount of Beneficial Ownership(1)		Percent of Shares Outstanding
Thomas R. McGuire 350 Woodview Avenue Morgan Hill, CA 95037	572,333	(2)	12.2%

Robert E. Robotti and Robotti & Company, Incorporated 52 Vanderbilt Avenue New York, NY 10017	401,421	(3)	8.3%

JB Capital Partners, L.P. and Alan W. Weber 5 Evan Place Armonk, NY 10504	375,100	(4)	7.8%

Dimensional Fund Advisors, LP 1299 Ocean Avenue Santa Monica, CA 90401	362,939	(5)	7.5%

Lone Star RV Sales, Inc. 14444 North Freeway, Houston, TX 77090	252,900	(6)	5.2%

John W. Casey	39,000	(7)	*

Robert S. Throop	39,000	(7)	*

Ben A. Frydman	27,000	(7)	*

Leonard P. Danna	14,000	(7)	*

James Musbach	219,816	(8)	4.6%

Sandra A. Knell	146,912	(8)	3.1%

Dennis A. Castagnola	120,136	(8)	2.6%

David A. Berger	102,081	(8)	2.2%

All directors and officers as a group (9 persons)	1,280,278	(9)	25.7%

*	Less than 1%.

(1)	Under the rules of the Securities and Exchange Commission (the “SEC”) (i) a person is deemed to be the beneficial owner of shares if that person has, either alone or with others, the power to vote or dispose of those shares; and (ii) if a person holds options to purchase shares of our common stock, that person will be deemed to be the beneficial owner of the number of those shares which are or become purchasable by that person at any time during the succeeding 60 days (which, for purposes of this table, will end on August 31, 2010). The shares subject to options that are exercisable or may become exercisable during that 60-day period are deemed outstanding for purposes of computing the number of shares beneficially owned by, and the percentage ownership of, the person holding such options, but not for computing the percentage ownership of any other stockholder. Except as otherwise noted in the footnotes below, the persons named in the table have sole voting and dispositive power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable.

(2)	Includes 51,250 shares subject to outstanding stock options that are or may become exercisable during the 60-day period ending August 31, 2010.

(3)	In a report filed by Robert E. Robotti with the SEC on March 28, 2008 (which is the most recent such report filed by Mr. Robotti), of these 401,421 shares of the Company’s common stock, Mr. Robotti shares voting and dispositive power with: (i) Robotti & Company, Incorporated as to 5,000 of these shares; (ii) Robotti & Company, LLC, as to 18,950 of these shares, (iii) Robotti Company Advisors LLC as to 14,750 of these shares; (iv) Kenneth R. Wasiak, Ravenswood Management Company, LLC and Ravenswood Investment Company, L.P. as to 241,535 of these shares, and (v) Kenneth R. Wasiak, Ravenswood Management Company, LLC and Ravenswood Investments III, as to 101,186 of these shares. Mr. Robotti also reported that he may be deemed to share beneficial ownership with Suzanne Robotti, Mr. Robotti’s wife, as to 20,000 shares, even though the report states that Suzanne Robotti holds sole voting and dispositive power with respect to those 20,000 shares. However, the report also states that each of the above-named persons and entities disclaims beneficial ownership of the shares held by each of the other named persons and entities.

(4)	In a report filed with the SEC, JB Capital Partners, L.P. and Alan W. Weber, its general partner, reported that they share voting and dispositive power and, therefore, share beneficial ownership, with respect to 371,100 of these shares and that Mr. Weber is the sole beneficial owner of, with sole voting and dispositive power over, the other 4,000 shares. The report also states that each of JB Capital Partners and Mr. Weber disclaims beneficial ownership in the shares owned by the other, except to the extent of any pecuniary interest that such reporting person has in the shares of the other.

(5)	Dimensional Fund Advisors, LP (“DFA”) is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. According to a report filed by DFA with the SEC: (i) these 362,939 shares are owned by four investment companies registered under the Investment Company Act of 1940 and certain commingled group trusts and separate accounts, and (ii) in its capacity as investment advisor to those investment companies and investment manager of those trusts and accounts, DFA exercises sole voting and dispositive power over these shares. However, in that report DFA disclaimed beneficial ownership of all of these shares.

(6)	In a report filed with the SEC, Lone Star RV Sales, Inc. reported that it possesses sole ownership and dispositive power with respect to these shares and that it disclaims beneficial ownership of 13,000 shares owned by Scott Byrne and 10,000 shares owned by Gordon Byrne.

(7)	Includes shares subject to currently outstanding stock options which are or may become exercisable at any time during the 60-day period ending August 31, 2010, as follows: Mr. Casey—20,000 shares; Mr. Throop—14,000 shares; Mr. Frydman—18,000 shares; and Mr. Danna—14,000 shares.

(8)	Includes shares subject to outstanding stock options which are or may become exercisable at any time during the 60-day period ending August 31, 2010, as follows: Mr. Musbach—95,417 shares; Ms. Knell—41,250 shares; Mr. Castagnola—41,250 shares; and Mr. Berger—41,250 shares.

(9)	Includes a total of 336,417 shares subject to outstanding stock options which are or may become exercisable at any time during the 60-day period ending August 31, 2010.

ELECTION OF DIRECTORS

(Proposal No. 1)

The Board of Directors is comprised of six directors and is divided into three classes, designated as Class I, Class II and Class III, respectively, comprised of two directors each. The directors in each class stand for election in successive years, each for a three year term. The election of the Class I directors will take place at this year’s Annual Meeting and the Board has nominated Robert S. Throop and Leonard P. Danna for election at the Meeting to serve as the Company’s Class I Directors. Messrs. Throop and Danna were each elected by the stockholders as Class I directors at the 2007 Annual Stockholders Meeting. Messrs. Throop and Danna have consented to serve on the Board if elected at this year’s Annual Meeting. The election of the Class II and Class III directors will take place at the 2011 and 2012 Annual Meetings, respectively.

Unless authority to vote has been withheld, the named proxyholders intend to vote the shares represented by the proxies they receive for the election of Messrs. Throop and Danna as the Class I Directors of the Company. If, for any reason, either of them should become unable to serve, then the Board of Directors may either (i) reduce the authorized number of Class I directors to one, in which case only one Class I Director-Nominee will stand for election at the 2010 Annual Meeting, or (ii) designate a substitute nominee for election as a Class I Director, in which event the votes represented by the proxies received by the proxyholders may be cast for the election of that substitute nominee. The Board of Directors has no reason to believe that either Mr. Throop or Mr. Danna will become unable to serve.

Vote Required and Vote Recommended by the Board of Directors

Under Delaware law, the two nominees for election as Class I Directors receiving the highest number of votes at the Annual Meeting will be elected.

If the election of the Class I directors at the 2010 Annual Meeting is held by cumulative voting, because a stockholder who is entitled to vote and is present at the Meeting has given notice at the Meeting of his or her intention to cumulate votes in the election of Directors, the proxyholders will have the discretion to cumulate the votes represented by the proxies they hold and to cast those votes in such proportions as they deem appropriate for either or both of the nominees named above, except with respect to any shares as to which authority to vote for a nominee has been withheld by a stockholder.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ROBERT S. THROOP AND LEONARD P. DANNA AS THE COMPANY’S CLASS I DIRECTORS

Nominees and Directors

The names and certain information, as of July 2, 2010, about the nominees for election as Class I Directors and the continuing Directors are set forth below.

Name and Age	Positions with the Company	Director Since	Current Term Expires
Class I Directors and Nominees
Robert S. Throop, 72	Director	1995	2010
Leonard P. Danna, 57	Director and Chair of the Audit Committee	2003	2010

Continuing Directors:

Class II Directors:
John W. Casey, 68	Director and Chair of the Compensation Committee	1998	2011
Jim Musbach, 60	President, Chief Executive Officer and Director	2007	2011

Class III Directors:
Thomas R. McGuire, 66	Executive Chairman and Chairman of the Board	1977	2012
Ben A. Frydman, 63	Director	1988	2012

Class I Directors and Nominees

Robert S. Throop has served as a director of the Company since 1995. Until his retirement in late 1996, and for more than the prior five years, Mr. Throop was the Chairman and Chief Executive Officer of Anthem Electronics, Inc., which is a national distributor of semiconductor and computer products and was, during Mr. Throop’s tenure as its Chairman and CEO, a New York Stock Exchange listed company. Mr. Throop served as a director of the Manitowoc Company, a publicly traded company that is a leading manufacturer of industrial cranes, until he retired from its board in 2007. Mr. Throop also is a director of Azerity, which is a privately owned business. Having been the CEO of a publicly owned national distribution company for many years, Mr. Throop brings to the Board a wealth of knowledge regarding the management and operations of and the risks faced by national product distribution companies, such as the Company.

Leonard P. Danna has served as a director of the Company and Chairman of the Audit Committee of the Board of Directors since November 2003. Mr. Danna is, and since April 1999 has been, an audit partner with the accounting firm of Vavrinek, Trine Day & Co., LLP. From August 1985 to April 1999, Mr. Danna was an audit partner with Grant Thornton LLP. As a result of his accounting experience, Mr. Danna is familiar with financial reporting requirements applicable to and financial issues faced by publicly traded companies, making him an effective and valuable member of Audit Committee, of which he is the Chairman.

Class II Directors

John W. Casey has served as a director of the Company since August 1998. From 1980 and until his retirement in 1994, Mr. Casey was President and Chief Executive Officer of Shurflo Pump Mfg. Company (“Shurflo”), which is engaged in the manufacture and sale of pumps used in pumping and circulating water or other liquids in a variety of products and equipment, including in recreational vehicles (“RVs”) and soft drink dispensing machines. Mr. Casey also serves as a trustee of the Deschutes Land Trust. Having been the CEO of Shurflo, which is a supplier of products to RV manufacturers and distributors, Mr. Casey brings to the Board considerable knowledge regarding the RV market generally and also the perspective of an aftermarket product manufacturer and supplier to the RV industry, which is valuable to the Board and management due to the Company’s reliance on such manufacturers and suppliers for the products it sells.

James Musbach is and since April 2008 has been the Chief Executive Officer of the Company. From September 2006 until his promotion to CEO in 2008, Mr. Musbach was the Company’s President and Chief Operating Officer and since November 2007 has been a member of the Board of Directors. From 1995 until 2004, Mr. Musbach was Executive Vice President of Raytek Corporation, a manufacturer of infrared non-contact temperature measurement tools, sensors and systems. While at Raytek, Mr. Musbach also served as General Manager of Raytek’s Portable Products Division and, in that capacity, directed that Division’s global operations. Prior to joining Raytek, Mr. Musbach held various executive positions, including Executive Vice President and General Manager and Vice President of Sales and Marketing, with Import Parts America, a North America automotive aftermarket importer and distributor with relationships in Asia and Europe. As a result, Mr. Musbach has extensive experience and knowledge about managing and growing businesses, managing foreign business relationships and developing and implementing product marketing and distribution programs. Such knowledge and experience already have been and will continue to be of considerable importance to the Company in implementing and expanding its proprietary products strategy and its initiative to sell products not only into the RV and boating markets, but also into other markets, such as the outdoor power equipment market.

Class III Directors

Thomas R. McGuire is a founder of the Company and has been the Chairman of the Board of the Company since its inception in 1977. Mr. McGuire also served as the Company’s Chief Executive Officer from 1977 until April 2008, when he relinquished that position upon Mr. Musbach’s promotion to CEO and became the Company’s Executive Chairman. Having been the Company’s founder and its CEO for over 25 years, and having been the principal architect of its growth strategies, Mr. McGuire brings a wealth of knowledge to the Board regarding the Company’s operations, markets and growth strategies, the business risks that the Company faces, including the strategies that must be employed to deal effectively with the cyclical nature of the Company’s business.

Ben A. Frydman has served as a director of the Company since 1988. Mr. Frydman is, and for more than the past thirty years has been, engaged in the private practice of law, as a member and shareholder of Stradling Yocca Carlson & Rauth, a Professional Corporation, which provided legal services to the Company in 2009 and is providing legal services to the Company in 2010. Mr. Frydman received a Bachelor’s Degree from UCLA in 1968 and graduated with honors with a J.D. Degree from Harvard Law School in 1973. Mr. Frydman has been the Company’s outside counsel since 1983 and, in that capacity, has been an advisor to management and the Board in connection with virtually all of the Company’s major corporate transactions and acquisitions and the implementation of its growth strategy. As a result, he has a keen knowledge of the Company’s business and the management of business risks that the Company encounters in connection with its operations and growth strategies.

There are no family relationships among any of the Company’s officers or directors.

THE BOARD OF DIRECTORS

Role of the Board of Directors.    In accordance with Delaware law and our Bylaws, the Board of Directors oversees the management of the business and affairs of the Company. The members of the Board keep informed about our business through discussions with management, by reviewing analyses and reports sent to them by management and outside consultants, and by participating in Board and in Board committee meetings.

Our Board members are encouraged to prepare for and to attend all meetings of the Board and the Board committees of which they are members and all stockholder meetings. During the fiscal year ended December 31, 2009, the Board of Directors of the Company held a total of six meetings and all of the directors attended at least 80% of the total of those meetings and the meetings of the Board committees on which they served during 2009. All of our directors also attended the 2009 Annual Meeting of Stockholders.

Committees of the Board of Directors

The Board has two standing committees: an Audit Committee and a Compensation Committee. Information regarding the members of each of those Committees and their responsibilities and the number of meetings held by those Committees in 2009 is set forth below. The Board of Directors, as a whole, functions as the Board Nominating Committee.

Audit Committee and Financial Experts.    The members of the Audit Committee are Leonard P. Danna, its Chairman, and Robert S. Throop and John W. Casey. The Board of Directors has determined that all of the members of the Audit Committee are independent within the meaning of the AMEX listed company rules and the enhanced independence requirements for audit committee members contained in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Our Board of Directors also has determined that each of Messrs. Danna and Throop meets the definition of “audit committee financial expert” adopted by the SEC. The Audit Committee has a written charter that specifies its responsibilities, which include oversight of the financial reporting process and system of internal accounting controls of the Company, and appointment and oversight of the independent registered public accounting firm engaged to audit the Company’s financial statements. Interested stockholders can obtain a copy of that charter at our Internet website at www.coastdistribution.com. To ensure independence, the Audit Committee meets separately with our outside auditors and members of management, respectively. The Audit Committee held a total of four meetings during fiscal 2009.

Compensation Committee.    The members of the Compensation Committee are John W. Casey, who serves as the Committee’s Chairman, and Robert S. Throop and Leonard P. Danna, each of whom is an independent director (as defined in the AMEX listed company rules). The Compensation Committee (i) sets the salaries of the

Company’s executive officers, (ii) adopts incentive compensation and other benefit plans for our executive officers, and sets the performance targets and determines the incentive compensation awards under management bonus programs; and (iii) administers the Company’s stock incentive plans and makes determinations with respect to the granting and terms of stock options and restricted shares granted under those plans. The Compensation Committee operates under a charter that sets forth the role and responsibilities of the Committee. A copy of that charter, which complies with applicable AMEX listed company rules, is accessible at our website at www.coastdistribution.com. The Compensation Committee held two meetings during fiscal 2009.

Nominating Committee.    The Board of Directors has decided that the full Board should perform the functions of a nominating committee for the Company. It made that decision because the Board believes that selecting new Board nominees is one of the most important responsibilities the Board members have to our stockholders and, for that reason, all of the members of the Board should have the right and responsibility to participate in the selection process. Additionally, each of the Board members, other than Messrs. McGuire and Musbach, is an “independent director” within the meaning of the AMEX listed company rules that are applicable to membership on Board Nominating Committees and Mr. McGuire is the largest stockholder of the Company and Mr. Musbach is the Company’s CEO and, in the opinion of the independent directors, they should have a role in the deliberations of the Board relating to the selection of directors. The Board has decided, however, that actions of the Board, in its role as Nominating Committee, can be taken only with the affirmative vote of a majority of the independent directors on the Board.

The Board’s primary responsibility, when acting as Nominating Committee, is to identify and screen new candidates for Board membership. Our Board of Directors has adopted a charter setting forth the responsibilities of the Board when acting as Nominating Committee. A copy of that charter, which complies with applicable AMEX listed company rules, is accessible at our website at www.coastdistribution.com. The Board held one meeting during 2009 in its role as Nominating Committee.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Directors believe that sound governance policies and practices provide an important framework to assist them in fulfilling their duties to the Company’s stockholders. Our Board of Directors has adopted the following governance guidelines, which include a number of policies and practices under which our Board has operated for some time, together with concepts suggested by various authorities in corporate governance and the requirements under the AMEX listed company rules and the Sarbanes-Oxley Act of 2002. Some of the principal subjects covered by those guidelines include:

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Director Qualifications.    Candidates for election to the Board will be evaluated on the basis of each candidate’s independence and freedom from conflicts of interest, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries; his or her understanding of our business and the business environment in which we operate; and his or her ability and willingness to devote adequate time and effort to Board responsibilities.

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Independence and Responsibilities of Directors.    A majority of the Directors, but in no event less than three directors, will be independent directors (as defined in the AMEX listed company rules). Additionally, Directors are expected to act in the best interests of all stockholders; develop and maintain a sound understanding of our business and the industry in which we operate; prepare for and attend Board and Board committee meetings; and provide active, objective and constructive participation at those meetings.

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Director Access to Management.    Directors are to be permitted access to members of management and members of management are to provide Board presentations regarding the functional areas of our business for which they are responsible.

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Adequate Funding for the Board and its Committees.    The Company will provide the funding necessary to enable the Board of Directors and each of its committees to retain independent advisors as the Board, or such committees acting independently of the Board, deem to be necessary or appropriate.

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Director Participation in Continuing Education Programs.    New directors will participate in programs designed to familiarize them with our business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, code of business conduct and corporate governance guidelines. In addition, each incumbent director is expected to participate in continuing education programs relating to developments in the Company’s business and to corporate governance.

•	Annual Performance Evaluations. The Board and each Board committee will conduct an annual self-assessment of its performance.

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Executive Sessions Without Management.    The independent directors of the Board will hold separate sessions, outside the presence of management, to consider and evaluate the performance of the Company and its management and such other matters as they deem appropriate. In addition, the Audit Committee shall meet separately with the Company’s outside auditors.

Director Independence and Diversity

As discussed above, Coast’s corporate governance guidelines require that the Board be comprised of at least a majority of independent directors. For a director to be considered independent, the Board must affirmatively determine that he does not have any direct or indirect material relationship with Coast that, in the opinion of the Board, would interfere with the exercise of that director’s independent judgment in carrying out his responsibilities as a director.

A director will not be deemed to be an independent director if, within the preceding three years:

•	The director was employed by Coast;

•	An immediate family member of the director was employed as an executive officer of Coast;

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The director was employed by or affiliated with, or an immediate family member of the director was employed in a professional capacity by or affiliated with, Coast’s independent registered public accounting firm;

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A present Coast executive officer was on the compensation committee of the board of directors of another company that concurrently employed a Coast director, or an immediate family member of a Coast director, as an executive officer;

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The director, or an immediate family member of the director, received direct compensation exceeding $60,000 for services rendered to Coast during any 12 month period within the preceding three years, other than fees for service on the Board or any Board committees and any deferred compensation for prior service (provided such deferred compensation is not contingent in any way on continued service with the Company); or

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The director, or an immediate family member of the director, is a partner, executive officer, or controlling stockholder of another company or professional entity (including any law firm or investment banking firm) to which Coast made, or from which Coast received, payments for property or services in the current or any of the past three fiscal years that exceeded the greater of (i) 5% of consolidated gross revenues of that company or professional entity for that year, or (ii) $200,000.

On the basis of the above criteria, the Board has determined that four of the Company’s six directors are independent, including Mr. Frydman. Since Messrs. McGuire and Musbach are executive officers of the Company, they are not deemed to be independent directors. In determining that Mr. Frydman is independent, the other independent directors considered the fact that Mr. Frydman is a stockholder in the law firm of Stradling Yocca Carlson & Rauth, which provided legal services to Coast during the past three years and is providing legal services to Coast in 2010. However, on the basis of the criteria set forth above and their evaluation of Mr. Frydman’s past performance as a director, the other independent directors determined that this relationship did not interfere with the exercise of his independent judgment in carrying out his responsibilities as a director of the Company.

The Board of Directors believes that differences in experience, knowledge, skills and viewpoints among directors enhance the Board’s performance. Accordingly, in its capacity as the Nominating Committee, the Board considers such diversity in selecting, evaluating and recommending proposed Board nominees. However, the Board of Directors has not implemented a formal policy with respect to the consideration of diversity for the composition of the Board of Directors.

Code of Business Conduct

We have adopted a Code of Business Conduct for our officers and employees that has been approved by the Board of Directors. The Code sets forth specific ethical policies and principles that apply to our Chief Executive Officer, Executive Chairman, Chief Financial Officer and other key accounting and financial personnel. A copy of our Code of Business Conduct is posted on our Internet website at www.coastdistribution.com. We also intend to disclose, on that website, any amendments to the Code and any waivers of its requirements that may be granted to our Chief Executive Officer, Executive Chairman or Chief Financial Officer. To date, no such waivers have been granted.

Communications with the Board

Stockholders and other parties interested in communicating with the non-management directors as a group may do so by writing to the Corporate Secretary, The Coast Distribution System, Inc., 350 Woodview Avenue, Morgan Hill, California 95037. The Corporate Secretary will review and forward to the appropriate member or members of the Board copies of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees or that she otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairman of the Audit Committee and will be handled in accordance with procedures established by that Committee.

The Audit Committee also has established a “financial integrity hotline” for (i) Company employees and others to be able to communicate, anonymously, to the Audit Committee any concerns or issues they may have regarding accounting or auditing matters and (ii) for the receipt, retention and treatment of those communications and any complaints received with respect to such matters.

Nomination of Directors

In identifying candidates for membership on the Board, the directors will seek recommendations from existing Board members and executive officers. In addition, the Board will consider any candidates that may be recommended by any of the Company’s stockholders who make those recommendations in accordance with the procedures described below. The Board also has the authority to engage an executive search firm and other advisors as it deems appropriate to assist it in identifying qualified Board candidates. In assessing and selecting new candidates for Board membership, the Board of Directors will consider such factors, among others, as the candidate’s independence and freedom from conflicts of interest, experience, knowledge, skills and expertise, as demonstrated by past employment and board experience and the candidate’s reputation for integrity. When selecting a nominee from among candidates considered by the Board, it will conduct background inquiries of and interviews with the candidates the Board members believe are best qualified to serve as directors of the Company. The Board members will consider a number of factors in making their selection of a nominee from among those candidates, including, among others, whether the candidate has the ability, willingness and enthusiasm to devote the time and effort required of members of the Board; the candidate’s independence, including whether the candidate has any conflicts of interest or commitments that would interfere with the candidate’s ability to fulfill the responsibilities of a director; whether the candidate’s skills and experience would add to the overall competencies of the Board; and whether the candidate has any special background or experience relevant to the Company’s business.

Stockholder Recommendation of Board Candidates.    Any stockholder desiring to submit a recommendation for consideration by the Board of a candidate that the stockholder believes is qualified to be a Board nominee at any annual stockholders meeting may do so by submitting that recommendation in writing to the Board not later 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders. However, if the date of an annual meeting has been changed by more than 30 days from the anniversary date of the prior year’s annual meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for that annual meeting. In addition, the recommendation should be accompanied by the following information: (i) the name and address of the nominating stockholder and the person that the nominating stockholder is recommending for consideration as a candidate for Board membership; (ii) the number of shares of voting stock of the Company that are owned by the nominating stockholder, his or her recommended candidate and any other stockholders known by the nominating stockholder to be supporting the nomination of that candidate; (iii) a description of any arrangements or understandings that relate to the election of directors of the Company, between the nominating stockholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such stockholder, on the one hand, and the person that the nominating stockholder is recommending for election to the Board or any other person or persons (naming each such person), on the other hand; (iv) such other information regarding the recommended candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (v) the written consent of the recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director.

Stockholder Nominations.    Our Bylaws provide that any stockholder also may nominate, at any annual meeting of stockholders, one or more candidates for election to the Board of Directors, by giving the Company written notice (addressed to the Secretary of the Company at the Company’s principal offices) of such stockholder’s intention to do so not later than 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders. Moreover, such notice must be accompanied by the same information, described in the immediately preceding paragraph, regarding such candidate or candidates to be nominated for election to the Board and the nominating stockholder and the written consent of each such candidate to be named as a nominee and, if nominated and elected, to serve as a director. Any stockholder nomination at any annual meeting that does not comply with these notice and information requirements will be ineffective and disregarded.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires each of our directors and executive officers, and any person who may own more than 10% of our common stock (a “10% Stockholder”), to file reports with the SEC containing information regarding such person’s ownership and changes in ownership of our shares of Common Stock and of options to purchase shares of our Common Stock. Our directors and executive officers and 10% Stockholders are required by SEC regulations to furnish us with copies of all forms that each has filed pursuant to Section 16(a) of the Exchange Act.

Based solely on a review of the copies of such reports furnished to us during 2009 or written representations that no reports were required to be filed pursuant to Section 16(a) of the Exchange Act, to our knowledge all of our executive officers and directors and any 10% Stockholders complied with all Section 16(a) filing requirements in 2009.

Summary Compensation Table

The following table sets forth the compensation received in the years ended December 31, 2009 and 2008 by the Company’s Chief Executive Officer, and the next two highest paid executive officers whose aggregate cash compensation for services rendered to the Company in all capacities in 2009 exceeded $100,000 (collectively, the “NEOs” or “Named Executive Officers”):

Name and Principal Position	Year	Salary	Option Awards(4)	Non-Equity Incentive Compensation(5)	All Other Compensation(6)	Total
James Musbach(1)	2009	$231,250	$67,040	$—	$6,095	$304,385
President, CEO and COO	2008	250,000	40,800	—	5,980	296,780

Thomas R. McGuire(2)	2009	$231,250	$28,510	$—	$6,095	$265,855
Executive Chairman	2008	330,770	22,780	—	5,980	359,530

Sandra A. Knell(3)	2009	$190,550	$22,810	$—	$—	$213,360
EVP and CFO	2008	201,340	21,560	—	—	222,900

(1)	Effective April 7, 2008, Mr. Musbach was promoted to the position of CEO. Although, as a result of that promotion, the Compensation Committee approved an increase in Mr. Musbach’s annual base salary from $250,000 to $300,000, Mr. Musbach declined to accept that increase as his contribution to a Company cost reduction program. Mr. Musbach also voluntarily reduced his annual base salary by 10%, effective February 1, 2009, in conjunction with a second cost reduction program. As a result, from February 1, 2009 through the remainder of 2009, Mr. Musbach’s annual base salary was $225,000.

(2)	Effective April 7, 2008, Mr. McGuire was appointed as Executive Chairman, a full time management position with the Company, and relinquished his position as the Company’s CEO in conjunction with the promotion of Mr. Musbach as CEO, in furtherance of the Board’s management succession plan. There was no change made to Mr. McGuire’s compensation in connection with that change in his position. However, effective June 1, 2008, Mr. McGuire voluntarily reduced his annual base salary by $50,000, from $360,000 to $310,000, and effective December 1, 2008, he voluntarily reduced his annual base salary further, by $60,000, to $250,000 as his contributions to a Company cost reduction program. Like the other Named Executive Officers, Mr. McGuire voluntarily reduced his annual base salary by another 10%, effective as of February 1, 2009 and, as a result, from February 1, 2009 through the remainder of 2009, Mr. McGuire’s annual base salary was $225,000.

(3)	Effective September 1, 2008, the Compensation Committee approved an increase of 3% in Ms. Knell’s annual base salary to $206,000. See “Narrative to Summary Compensation Table” below. In 2009, however, like the other NEOs, Ms. Knell voluntarily agreed to reduce her annual base salary by 10%, effective February 1, 2009. As a result, in 2009 Ms. Knell received one (1) month of salary, calculated on the basis of an annual rate of $206,000, and 11 months of salary, calculated on the basis of an annual rate of $185,000.

(4)	Amounts in this column represent the estimated fair values of stock options at their respective grant dates in accordance with FASB ASC 718. Those fair values were estimated using a binomial option valuation model which incorporates certain assumptions relating to a risk-free market interest rate, expected dividend yield of the Company’s common stock, expected option life and expected volatility in the market value of our common stock. For additional information regarding the valuation methodology and the assumptions used in making the estimates, please see Note E (entitled “STOCK OPTIONS AND STOCK PURCHASE PLANS”) to our consolidated financial statements included in the Annual Report to Stockholders that accompanied this Proxy Statement.

(5)	None of the NEOs received any non-equity incentive compensation awards for 2009 or 2008. See “Narrative to Summary Compensation Table” below.

(6)	The other compensation received by Messrs. Musbach and McGuire in 2009 and 2008 consisted solely of automobile allowances to reimburse them for the expenses they incurred in using their personal automobiles on Company business.

Narrative to Summary Compensation Table

Annual Base Salaries

Mr. Musbach served as the Company’s President and Chief Operating Officer until April 2008, when he was promoted to Chief Executive Officer. Although the Compensation Committee approved an increase in Mr. Musbach’s annual base salary from $250,000 to $300,000 in conjunction with his promotion to CEO, he declined to accept that increase as his contribution to a cost reduction program (the “2008 Cost Reduction Program”) adopted by the Board in response to the economic recession and credit crisis which were adversely affecting the Company’s results of operations and cash flows. As a result, Mr. Musbach’s annual base salary in 2008 was $250,000, unchanged from his annual base salary in 2007, when he held the positions of President and Chief Operating Officer of the Company. In the first quarter of 2009, the Company commenced the implementation of a second cost reduction program (the “2009 Cost Reduction Program”) in response to the continuing economic recession and, as his contribution to that Program, Mr. Musbach voluntarily agreed to a 10% reduction in his annual base salary to $225,000 effective as of February 1, 2009. As a result, in 2009 Mr. Musbach received one month of salary, calculated on the basis of an annual rate of $250,000, and 11 months of salary, calculated on the basis of an annual rate of $225,000.

In 2008, Mr. McGuire’s annual base salary was $360,000. However, as his contribution to the Company’s 2008 Cost Reduction Program, Mr. McGuire voluntarily reduced his annual base salary on two occasions in 2008: (i) a $50,000 reduction, effective June 1, 2008, bringing his annual base salary from $360,000 to $310,000, and (ii) an additional $60,000 reduction, effective December 1, 2008, bringing his annual base salary from $310,000 to $250,000, which was 30% lower than the amount of his annual base salary at the beginning of 2008. As a result, the salary paid to Mr. McGuire in 2008 totaled approximately $331,000, as compared to $360,000 in 2007. Mr. McGuire’s also agreed to a further 10% reduction in his annual base salary to $225,000, effective February 1, 2009 in conjunction with the 2009 Cost Reduction Program implemented by the Company in response to the continuing economic recession. As a result, the base annual salary that we paid to Mr. McGuire in 2009 was approximately $100,000, or 30% lower than in 2008.

Effective September 1, 2008, the Compensation Committee approved an increase of 3% in Ms. Knell’s annual base salary to $206,000 in order (i) to make her annual base salary more competitive with salaries paid to chief financial officers of California-based companies of similar size and capitalization, and (ii) to recognize and reward Ms. Knell for her past service and individual performance as the Company’s Chief Financial Officer. In 2009, however, like the other NEOs, Ms. Knell agreed to reduce her annual base salary by 10% to $185,000, effective February 1, 2009 as her contribution to the 2009 Cost Reduction Program. As a result, in 2009 Ms. Knell received one month of salary, calculated on the basis of an annual rate of $206,000, and 11 months of salary, calculated on the basis of an annual rate of $185,000.

In response to improvements in operating results and increases in cash flows, effective July 1, 2010, the annual base salaries of Messrs. Musbach and McGuire and Ms. Knell, were increased, in each case, by an amount sufficient to restore one-half of the 10% reduction in their respective base annual salaries that became effective in February 2009.

Non-Equity and Equity Compensation

In 2009, the Compensation Committee decided to grant additional equity incentives, in the form of stock options, to each of the NEOs in lieu of the adoption of an annual cash incentive compensation program of the type adopted in previous years. In the view of the Compensation Committee, the grant of equity incentives was preferable to annual non-equity compensation awards, because (i) the equity incentives would reward the NEOs for efforts and initiatives that increased the market price of the Company’s shares, thereby better aligning the interests of the NEOs with those of the Company’s stockholders, and (ii) the stock options would vest over a three year period, thereby creating an incentive for the NEOs to remain in the Company’s employ over a multi-year period.

The Compensation Committee did adopt a cash incentive compensation plan for the NEOs for 2008. However, no cash awards were made under that plan to any of the NEOs because the Company did not achieve the 2008 earnings threshold that had to be met for participants to receive bonus awards under that plan.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised options that had been granted to our NEOs and were outstanding as of the end of fiscal year 2009.

	Grant Dates	Number of Shares Underlying Unexercised Options at Year-End			Option Exercise Price ($)(1)	Option Expiration Date
Named Executive Officer		Exercisable	Unexercisable

James Musbach	11/15/2006	37,500	12,500	(2)	$7.99	11/15/2011
	3/08/2007	7,500	7,500	(3)	$8.33	3/08/2012
	3/06/2008	6,666	13,334	(4)	$5.20	3/06/2013
	1/27/2009	—	100,000	(5)	$1.22	1/27/2014

Thomas R. McGuire	1/08/2004	5,000	—		$6.10	1/08/2014
	2/17/2005	3,750	1,250	(6)	$7.29	2/17/2015
	2/28/2006	7,500	2,500	(7)	$7.25	2/28/2011
	3/08/2007	7,500	7,500	(3)	$8.33	3/08/2012
	3/06/2008	6,666	13,334	(4)	$5.20	3/06/2013
	3/26/2009	—	20,000	(8)	$0.90	3/26/2014

Sandra A. Knell	1/08/2004	5,000	—		$6.10	1/08/2014
	2/17/2005	3,750	1,250	(6)	$7.29	2/17/2015
	2/28/2006	7,500	2,500	(7)	$7.25	2/28/2011
	3/08/2007	7,500	7,500	(3)	$8.33	3/08/2012
	3/06/2008	3,333	6,667	(4)	$5.20	3/06/2013
	3/26/2009	—	10,000	(8)	$0.90	3/26/2014

(1)	Represents the closing market price of our common stock on the respective dates of grant.

(2)	These options become exercisable on November 15, 2010.

(3)	Fifty percent of these options became exercisable on March 8, 2010 and the other fifty percent are scheduled to become exercisable on March 8, 2011.

(4)	Fifty percent of these options became exercisable on March 6, 2010 and the other fifty percent are scheduled to become exercisable on March 6, 2011.

(5)	One-third of these options became exercisable on January 27, 2010 and the remainder of these options are scheduled to become exercisable, in two equal installments, on January 27, 2011 and January 27, 2012, respectively.

(6)	These options became exercisable on February 17, 2010.

(7)	These options became exercisable on February 28, 2010.

(8)	One-third of these options became exercisable on March 26, 2010 and the remainder of these options are scheduled to become exercisable, in two equal installments, on March 26, 2011 and March 26, 2012, respectively.

Option Exercises in 2009

None of the NEOs exercised any options during 2009.

Pension Benefits and Nonqualified Deferred Compensation Plans

We have not established or provided pension arrangements or post-retirement health coverage for, and we have not offered any nonqualified deferred compensation programs to, our NEOs or other employees. Our NEOs, as well as all other full time employees, are eligible to participate in our 401(K) defined contribution plan on a non-discriminatory basis. The Company did not make any matching contributions to the 401(K) plan for 2009.

Potential Payments on Termination or Change of Control

We do not have employment agreements, severance agreements or change of control agreements with our NEOs which provide for the payment of compensation or non-equity awards or the provision of benefits on a termination of employment or as a result of a change of control transaction.

However, our stock incentive plans provide that all unvested options and unvested restricted shares, whether held by the NEOs or other employees, will become vested on a change of control of the Company unless the party acquiring control of the Company agrees to assume or to substitute comparable equity incentives for those outstanding options or restricted shares and the Compensation Committee of our Board of Directors approves such assumption or substitution.

Director Compensation

Only non-employee directors receive compensation for their service on the Board of Directors and Committees of the Board. In 2009, non-employee directors were entitled to receive a retainer ranging from $6,000 to $8000 per year and a per meeting fee of $2,000 for attendance at (i) Board of Directors’ meetings, and (ii) Committee meetings that were held on a date other than a date on which a Board meeting was held. Non-employee directors also were reimbursed for their out-of-pocket expenses incurred in attending those meetings. Pursuant to the Company’s stockholder-approved employee stock incentive plans, each year each non-employee director is automatically granted an option to purchase 2,000 shares of common stock at an exercise price that is equal to the per share closing price of the Company’s shares on the date of grant, as reported by AMEX. These options become fully exercisable six months after the date of grant. Upon joining the Board, any new non-employee director is granted an option to purchase 2,000 shares, which becomes exercisable in full one year after the date of grant.

The following table sets forth, for each non-employee director, information regarding the cash compensation paid and the stock options granted for service on the Board and its Committees during 2009.

Name of Director	Fees Earned or Paid in Cash(1)	Option Awards ($)(2)	All Other Compensation	Total
John W. Casey	$19,500	$3,620	—	$23,120
Leonard P. Danna	$19,500	$3,620	—	$23,120
Ben A. Frydman	$22,500	$3,620	—	$26,120
Robert S. Throop	$26,000	$3,620	—	$29,620

(1)	This column reports the amount of cash compensation received for Board and Committee service in 2009.

(2)

Amounts in this column represent the estimated fair value of the stock options awards, as of the date of grant, determined in accordance with FASB ASC 718. That fair value was estimated using a binomial option valuation model which incorporates certain assumptions relating to a risk-free market interest rate, expected dividend yield of the Company’s common stock, expected option life and expected volatility in the market value of our common stock. For additional information regarding the valuation methodology and the assumptions used in the estimation, please see Note E (entitled “STOCK OPTIONS AND STOCK PURCHASE PLANS”) to our consolidated financial statements included in the Annual Report to Stockholders that accompanied this Proxy Statement.

Certain Transactions

During fiscal 2009 the Company did not engage in any transactions or any series of related transactions in which any NEO or Director of the Company or any 10% Stockholder, or any member of the immediate family or any affiliates of any of the foregoing persons, had any direct or indirect material interest, nor are there any such transactions currently contemplated by the Company.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2009 (the “2009 Financial Statements”).

Audit Committee Report

The Audit Committee reviewed and discussed the 2009 Financial Statements with management and with Burr Pilger & Mayer LLP, the Company’s independent registered public accountants (“Burr Pilger”). The Audit Committee also reviewed and discussed with Burr Pilger (i) the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), and (ii) the written disclosures and the letter furnished to the Audit Committee by Burr Pilger relating to its independence as required by the Public Company Accounting Oversight Board. Based solely on the Audit Committee’s review of the matters noted above and its discussions with Burr Pilger and the Company’s management, the Audit Committee recommended to the Board of Directors that the Company’s 2009 financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC.

The Role and Responsibilities of the Audit Committee

The foregoing report is qualified by the following discussion of the role and responsibilities of the Audit Committee.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. Burr Pilger is responsible for auditing the financial statements and for expressing an opinion as to whether the financial statements present fairly the consolidated financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles in the United States.

By contrast, the Audit Committee’s duty is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company’s financial statements, to plan or conduct audits, or to determine whether the financial statements are complete and accurate and are in accordance with generally accepted accounting principles. With the exception of Mr. Danna, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and none of the Audit Committee members, including Mr. Danna is, and none of them represents himself to be, performing the functions of auditors or accountants for the Company.

Accordingly, in rendering this report, the Audit Committee relied, without independent verification, on the information provided to them and on the representations made by management and Burr Pilger. Moreover, the Audit Committee’s oversight does not provide a basis on which it is able to make an independent determination that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee’s considerations and discussions referred to above also do not assure that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”

Respectfully Submitted,

Leonard P. Danna

Robert S. Throop

John W. Casey

Notwithstanding anything to the contrary set forth in the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report of the Audit Committee shall not be incorporated by reference into any such filings.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Proposal No. 2)

The Audit Committee has appointed the accounting firm of Burr Pilger Mayer Inc. to serve as the Company’s independent registered public accountants and, in that capacity, to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2010. Burr Pilger performed audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2009, 2008 and 2007. A representative of Burr Pilger is expected to attend the Annual Meeting, and will be afforded an opportunity to make a statement and to respond to appropriate questions from stockholders in attendance at the Meeting.

Proposal to Ratify Appointment of Independent Registered Public Accountants

A proposal will be presented at the Annual Meeting to ratify the Audit Committee’s appointment of Burr Pilger as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010. Although ratification by stockholders is not a prerequisite to the power and authority of the Audit Committee to appoint Burr Pilger as the Company’s independent registered public accountants, the Audit Committee considers such ratification to be desirable. In the event of a negative vote on such ratification, the Audit Committee will reconsider its appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Audit and Other Services Rendered and Related Fees

Burr Pilger served as the Company’s independent registered public accounting firm for the years ended December 31, 2009 and 2008. Set forth below is information regarding the services it rendered and the fees it received for those services in 2009 and 2008, respectively.

Audit Services.    During each of the fiscal years ended December 31, 2009 and 2008, Burr Pilger rendered audit services to us consisting of (i) the annual audit of our consolidated financial statements for each of those fiscal years, and (ii) reviews of our interim consolidated financial statements that were included in our Quarterly Reports on Form 10-Q filed with the SEC for the quarters ended March 31, June 30 and September 30, 2009 in each of those years, respectively. Fees paid for those audit services totaled $255,200 for fiscal 2009 and $248,400 for fiscal 2008.

Audit Related Services.    Burr Pilger did not provide any audit related services to us during either fiscal 2009 or fiscal 2008.

Other Services.    Burr Pilger did not render any tax or consulting or any other services to us in either fiscal 2009 or fiscal 2008.

Audit Committee Pre-Approval Policy

The Audit Committee’s policy is to pre-approve services to be performed by the Company’s independent registered public accountants in the categories of audit services, audit-related services, tax services and other services. This policy is designed to ensure that the provision of any non-audit services does not impair the independence of the Company’s registered public accounting firm. Additionally, the Audit Committee will consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved.

SOLICITATION

We will be soliciting proxies from our stockholders and will pay the costs of doing so. In order to ensure adequate representation at the Annual Meeting, Company directors, officers and employees (who will not receive any additional compensation therefor) may communicate with stockholders, brokerage houses and others by telephone, email, or other means of communication or in person, to request that proxies be furnished. We will reimburse brokerage houses, banks, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Company’s shares.

STOCKHOLDER PROPOSALS

Under Securities Exchange Act Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2011 Annual Meeting of Stockholders must provide the Company with a written copy of that proposal by no later than 120 days before the first anniversary of the release of Company’s proxy materials for the 2010 Annual Meeting. However, if the date of our Annual Meeting in 2011 changes by more than 30 days from the first anniversary of the date on which our 2010 Annual Meeting is held, then the deadline will be a reasonable time before we begin to print and mail our proxy materials for our 2011 Annual Meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are governed by the Securities Exchange Act of 1934, and the rules of the SEC thereunder and other laws and regulations to which interested stockholders should refer.

OTHER MATTERS

We are not aware of any other matters to come before the Annual Meeting. If any other matter not mentioned in this Proxy Statement is properly submitted to a vote of stockholders at the Meeting, the proxyholders named in the enclosed proxy card will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

ANNUAL REPORT

The 2009 Annual Report to Stockholders of the Company is being sent with this Proxy Statement to each stockholder of record as of July 2, 2010. The Annual Report is not to be regarded as proxy solicitation material.

By Order of the Board of Directors

Sandra A. Knell

Executive Vice President & Secretary

July 9, 2010

COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, AS AMENDED TO DATE, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2009, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE PROVIDED (WITHOUT EXHIBITS) TO STOCKHOLDERS, AT NO CHARGE, UPON WRITTEN REQUEST TO THE SECRETARY, THE COAST DISTRIBUTION SYSTEM, INC., 350 WOODVIEW AVENUE, MORGAN HILL, CALIFORNIA 95037.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — THE COAST DISTRIBUTION SYSTEM, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS — August 10, 2010

The undersigned hereby revokes all previously granted proxies of the undersigned, with respect to the shares of Common Stock of The Coast Distribution System, Inc. (the “Company”), which the undersigned is entitled to vote; and the undersigned does hereby appoint James Musbach, Thomas R. McGuire and John Casey, and each of them individually, with full power of substitution, as the attorneys and proxies of the undersigned, to represent the undersigned, and to vote as indicated, on the reverse side of this proxy, all the shares of Common Stock of the Company which the undersigned is entitled to vote, at the Company’s Annual Meeting of Stockholders to be held at the Company’s Executive Offices at 350 Woodview Avenue, Morgan Hill, California, on Tuesday, August 10, 2010, at 10:00 A.M., Pacific Time, and at any postponements or adjournments of the Annual Meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER ON THE REVERSE SIDE OF THIS PROXY. IF NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF ROBERT S. THROOP AND LEONARD P. DANNA AS THE CLASS I DIRECTORS OF THE COMPANY AND “FOR” RATIFICATION OF THE APPOINTMENT OF BURR PILGER MAYER INC. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO CUMULATE VOTES FOR ANY OR ALL OF THE NOMINEES FOR ELECTION OF DIRECTORS FOR WHOM AUTHORITY TO VOTE HAS NOT BEEN WITHHELD AND TO VOTE ON ALL OTHER MATTERS THAT MAY BE PRESENTED FOR A VOTE OF THE STOCKHOLDERS AT THE ANNUAL MEETING.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO VOTE YOUR SHARES, BY TELEPHONE OR VIA THE INTERNET OR BY SIGNING AND RETURNING THIS PROXY BY MAIL. VOTING BY ONE OF THESE METHODS WILL NOT PREVENT YOU FROM CHANGING YOUR VOTE OR REVOKING YOUR PROXY OR ATTENDING THE MEETING AND VOTING IN PERSON.

IMPORTANT – PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN PROMPTLY.

THE COAST DISTRIBUTION SYSTEM

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

C123456789

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Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 A.M., Central Time, on August 10, 2010.

Vote by Internet • Log on to the Internet and go to www.envisionreports.com/CRV • Follow the steps outlined on the secured website.

Vote by telephone

•   Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Follow the instructions provided by the recorded message.

▼  IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals — The Board of Directors recommends a vote FOR both of the nominees named below and FOR Proposal 2.

1. Election of Directors:	For	Withhold				For	Withhold	+
01 - Robert S. Throop	☐	☐	02 - Leonard P. Danna			☐	☐

			For	Against	Abstain

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS:			☐	☐	☐

IN THEIR DISCRETION, ON ANY OTHER BUSINESS WHICH PROPERLY COMES BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

B	Non-Voting Items

Change of Address — Please print new address below.	Meeting Attendance
	Mark box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in fiduciary capacities should state their titles as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

¢

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2 1 C V	0 2 6 0 6 3 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND	+

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